Exhibit 99.1
2008 Lehman Brothers CEO Energy/Power Conference September 4, 2008

3 Forward-looking Statements This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about our future business, operations, capital expenditures, fleet composition, capabilities and results; financial projections; plans, strategies and objectives of our management, including our plans and strategies to grow earnings and our business, our general strategy going forward and our business model; expected actions by us and by third parties, including our customers, competitors and regulators; the valuation of our company and its valuation relative to relevant financial indices; assumptions underlying or relating to any of the foregoing, including assumptions regarding factors impacting our business, financial results and industry; and other matters. Our forward-looking statements reflect our views and assumptions on the date of this presentation regarding future events and operating performance. They involve known and unknown risks, uncertainties and other factors, many of which may be beyond our control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include those discussed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the year ended March 31, 2008 and Form 10-Q for the quarter ended June 30, 2008. We do not undertake any obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes non-GAAP financial measures. Please refer to the reconciliation of these measures to their most directly comparable GAAP financial measures included in the back of the presentation..

Investment Highlights Strong demand / tight supply for helicopter services Substantial investment program in new, larger helicopters Close relationships with world class customers with global operations Global footprint - in over 20 countries Financial flexibility to pursue growth Experienced, proven management team Record of safe operations and well-maintained fleet Ability to source some of the best pilots from Bristow Academy

Bristow At A Glance Ticker: BRS Stock price: $44.99 (1) Market cap: ~$1.4 billion (1) (3) At July 31, 2008 At June 30, 2008 Based on 35.4 million fully-diluted shares outstanding; assumes Mandatory Convertible Preferred Stock converted to common equity assuming maximum number of shares converted (4) At March 31, 2008 (5) Revenue from continuing operations (6) 2005 - 2008 under current management team Includes $16 million pension curtailment gain Countries served: 22 (2) Employees: 3,644 (4) Aircraft: 544 (2) Leader in helicopter transportation services for the global offshore oil and gas industry Revenue(5) - Fiscal Year Ended 3/31 EBITDA - Fiscal Year Ended 3/31

Our Business We are involved in all phases of the offshore oil and gas lifecycle, predominately production-related activities Seismic Construction Drilling Production Abandonment Fly crews and light cargo to production platforms and drilling rigs offshore

Our Customers are World Leaders

Air Accident Rate Bristow Safety Record Better Than Industry Note: Bristow data is the average for the period April 1, 2003 - March 31, 2008 OGP data is the global oil and gas industry helicopter average for the period 2002-2006 (the most recent available data) HAI data is US civil turbine engined helicopter average for the period 2002-2006 (the most recent available data) Target Zero: The Bristow Group culture of safety

Global Footprint Provides Diversity of Cash Flow Global diversity provides flexibility in deploying our aircraft to the most attractive markets 74% of revenue is international % of 1st Qtr FY2009 Revenue

Strong Outlook for Oil and Gas Global demand for energy continues to rise Increasing production operating expenditures Increasing exploration and development capital expenditures Deepwater and international development is driving demand for additional helicopters, especially medium and large Source: Credit Suisse Equity Research Note: Effective Spare Capacity gives further effect to refining constraints NYMEX Futures Oil & Natural Gas Limited Spare Production Capacity Source: Bloomberg

Helicopter Supply Shortage Companies with existing orders and options for helicopters are in the best competitive position Sensitivities on Retirement: Worldwide Oil & Gas Helicopter Fleet Current fleet level Source: PFC Energy Note: Demand reflects visible prospects only Supply lines in chart include all helicopters dedicated to the oil and gas industry

Aging Fleet Will Exacerbate Supply Shortage With a large number of helicopters approaching retirement, the global oil and gas helicopter fleet will continue to experience supply shortages 28% are more than 25 years old Source: PFC Energy 52% are more than 15 years old 403 161 138 185 179 318 108 Global Oil & Gas Helicopter Fleet

Helicopter Day Rates Have Steadily Increased The majority of our revenue is attributable to production activity - paid from oil companies' operating expenditures Source: Bristow Business Development Bristow Helicopter Day Rates in US Gulf of Mexico

Bristow Growth Objectives Five-year growth goals include: Doubling revenues to $1.5 billion by FY11 Improving overall return on capital employed ("ROCE") to around 20%(1) Expect to accomplish growth goals mainly through new helicopter purchases We are aware of future business opportunities of approximately double what we have financed Aircraft on order and under option are large and medium helicopters which earn higher margins May also grow by acquiring, or investing in, other helicopter service operators ROCE = EBITDA / (fair market value of consolidated aircraft and related working capital plus our investment in unconsolidated affiliates) As of June 30, 2008 (3) Financed includes existing cash, available credit under revolving credit facility and a conservative estimate of future cash flow

Fleet Investment Plans Helicopter Capital Expenditures Helicopter Deliveries Note: Fiscal year ended March 31 (updated as of June 30, 2008); includes 8 training helicopters Note: Fiscal year ended March 31 (updated as of June 30, 2008); includes expenditures for 8 training helicopters 19 $339 $317 $317 29

ROCE Targets We purchase and deploy our aircraft fleet using ROCE targets ROCE = EBITDA / (fair market value of consolidated aircraft, related working capital plus our investment in unconsolidated affiliates) Country specific ROCE hurdle rates have been established Average ROCE: FY'06 = 13% FY'08 = 16% Approximate value of new helicopters: Large: $22 - $26 million(1) Medium: $8 - $15 million (1) (1) The upper end of the range applies to new model type medium helicopters

Strong Helicopter Aftermarket As part of our growth strategy, we intend to sell lower margin aircraft and reinvest in higher margin helicopters 100+ helicopters older than 25 years are the most likely candidates for future sales Entered into an agreement to sell 53 small helicopters in the U.S. GOM that serve production management customers Strong aftermarket for used helicopters Should result in realized gains on aircraft sales to other sectors Global Helicopter Fleet Source: HeliCAS Helicopter Summary as of January 2008

Key Accomplishments Enhanced relationships with key global customers Implemented ROCE targets Improved profitability Established global fleet management Integrated global operations Divested non-core Grasso Production Management and Turbo Engines Since fiscal year 2005, the Bristow management team has: Addressed pilot shortage and training needs with Bristow Academy Instilled regulatory compliance culture Resolved SEC investigation Enhanced the safety culture Established global flight and maintenance standards Completed $1.1 billion of financings

Bristow's values represent core beliefs about how to conduct business A Global Leader in Helicopter Services Clients choose Bristow because we deliver high quality service anywhere in the world Our mission is to provide the safest and most efficient helicopter services and aviation support worldwide We will achieve this by focusing on and committing to: Working in innovative partnerships with our customers Further developing our highly professional workforce Expanding our business and extending our horizons Through these commitments, we will provide industry-leading value to our customers, employees and shareholders while remaining true to our core values Safety - Safety first, with a "Target Zero" goal of no accidents Quality and Excellence - set and achieve high standards in everything we do Integrity - do the right thing Fulfillment - develop our talents and enjoy our work Teamwork - communicate openly and respect each other Profitability - make wise decisions and help grow the business Our Mission Our Values

Financial Policy Use return on capital employed as principal financial metric To manage existing fleet As hurdle rate for new aircraft orders Remain conservatively capitalized Adjusted debt(1) / EBITDAR(2) of approximately 3.0x to 3.5x Future growth to be funded with appropriate blend of cash flow from operations, equity, and debt issuances to preserve ratings Aircraft purchases must have financing in place prior to commitment We continue to apply financial discipline in reserving our capital for aircraft until market demand has materialized Treasury Policies: Do not speculate on currency movements - prefer to hedge currency exposures for aircraft purchases at out set Conservative policy on allowable cash investments No current plan to pay common dividends or buy back stock (1) Adjusted debt defined as book value of debt, adjusted for unfunded net pension liabilities and present value of helicopter leases (2) EBITDAR defined as Earnings Before Interest, Taxes, Depreciation and Amortization adjusted for helicopter lease/rent expense

Investment Highlights Strong demand / tight supply for helicopter services Substantial investment program in new, larger helicopters Close relationships with world class customers with global operations Global footprint - in over 20 countries Financial flexibility to pursue growth Experienced, proven management team Record of safe operations and well-maintained fleet Ability to source some of the best pilots from Bristow Academy

Appendix

Key Milestones 1955 Bristow Helicopters Founded 1969 Offshore Logistics Founded 1996 Acquired Bristow Helicopters 2004 & 2005 Internal Review and Senior Management Changes 2006 Integrated the company and changed name to Bristow Group (NYSE:BRS) 2007 Formed Global Training Division, acquired Bristow Academy and sold Grasso Production Management Services

Organizational Chart Note: Percent of total helicopter service revenue as of June 30, 2008 Corporate Business Unit Division (No. of Aircraft/Bases) Country Joint Venture

Senior Management Team Bill Chiles President and Chief Executive Officer July 2004 35* Meera Sikka Vice President Global Business Development 20* Mark Duncan Senior Vice President Western Hemisphere January 2005 24* Perry Elders Executive Vice President & Chief Financial Officer November 2005 25* Randy Stafford Vice President General Counsel & Corporate Secretary May 2006 34* Patrick Corr Senior Vice President Safety, Training and Standards April 2007 25* Hilary Ware Vice President Global Human Resources August 2007 31* Richard Burman Senior Vice President Eastern Hemisphere October 2004 33* Note: * Represents years of relevant experience On average, the senior management team has 28 years of business experience

Aircraft Fleet As of June 30, 2008 Next Generation Aircraft Mature Aircraft Models

Fleet Investment Plans - Delivery Schedule Helicopter Delivery Dates - Orders and Options by Fiscal Quarter Our helicopters are typically put into service 30 to 60 days after delivery Note: Quarters shown are on a fiscal year ended March 31, 2008 basis; excludes 8 training helicopters on order

Fleet Investment Plans - Delivery Details Helicopter Purchase Orders (6/30/2008) Helicopter Purchase Options (6/30/2008) Note: Does not include 8 training helicopters on order

Pilot Supply - Bristow Academy Bristow Academy provides Bristow a strategic advantage over competitors Hired 47 and 11 graduates in fiscal 2008 and the first quarter of fiscal 2009, respectively Supplies pilots for use in our global operations Provides ongoing recurrent training for existing pilots Only school outside of Europe approved by both the U.S. Federal Aviation Administration ("FAA") and the European Joint Aviation Authority at the commercial pilot and flight instructor levels Key statistics: 68 training aircraft 182 employees, including 78 flight instructors

Management's Stake in Bristow Note: As of June 30, 2008 (1) Senior management team restricted stock units vest based on time and stock price growth

EBITDA Reconciliation

ROCE Reconciliation ROCE Reconciliation

ROCE Reconciliation ROCE Reconciliation